Exhibit 99.1
Caliburn Partnership Pty Limited
ABN 89 086 678 346
General Purpose Financial Report
For the Year Ended 30 June 2009
Presented in Australian Dollars

Caliburn Partnership Pty Limited
ABN 89 086 678 346
Financial Report for the Year Ended 30 June 2009
INDEPENDENT AUDITOR’S REPORT TO THE MEMBERS OF
CALIBURN PARTNERSHIP PTY LIMITED
We have audited the accompanying financial report of Caliburn Partnership Pty Limited which comprises the balance sheet as at 30 June 2009, and the income statement, statement of changes in equity and cash flow statement for the year ended on that date, a summary of significant accounting policies and other explanatory notes (1 to 24) and the directors’ declaration.
Directors’ Responsibility for the Financial Report
The directors of the company are responsible for the preparation and fair presentation of the financial report in accordance with Australian Accounting Standards (including Australian Accounting Interpretations) and the Corporations Act 2001. This responsibility includes establishing and maintaining internal control relevant to the preparation and fair presentation of the financial report that is free from material misstatement, whether due to fraud or error; selecting and applying appropriate accounting policies; and making accounting estimates that are reasonable in the circumstances. In Note 1, the directors also state, in accordance with Accounting Standard AASB 101: Presentation of Financial Statements, that compliance with the Australian equivalents to International Financial Reporting Standards (IFRS) ensures that the financial report, comprising the financial statements and notes, complies with IFRS.
Auditor’s Responsibility
Our responsibility is to express an opinion on the financial report based on our audit. We conducted our audit in accordance with Australian Auditing Standards. These Auditing Standards require that we comply with relevant ethical requirements relating to audit engagements and plan and perform the audit to obtain reasonable assurance whether the financial report is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial report. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial report, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial report in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by the directors, as well as evaluating the overall presentation of the financial report.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Independence
In conducting our audit, we have complied with the independence requirements of the Corporations Act 2001.

Caliburn Partnership Pty Limited
ABN 89 086 678 346
INDEPENDENT AUDITOR’S REPORT TO THE MEMBERS OF
CALIBURN PARTNERSHIP PTY LIMITED
Auditor’s Opinion
In our opinion:
a.	the financial report of Caliburn Partnership Pty Limited is in accordance with the Corporations Act 2001, including:
(i)	giving a true and fair view of the company’s financial position as at 30 June 2009 and of its performance for the year ended on that date; and

(ii)	complying with Australian Accounting Standards (including Australian Accounting Interpretations) and the Corporations Regulations 2001.
b.	The financial report also complies with International Financial Reporting Standards as disclosed in Note 1.
/s/ WHK Horwath Sydney
WHK HORWATH SYDNEY

/s/ Ash Pather Ash Pather

Principal

Dated this 2nd day of September 2009
Additional Auditors Opinion Relating to the Inclusion of Note 25
Without amendment to the audit opinion made above, the directors have included note 25 to this financial report subsequent to its original execution (by the directors and auditors on 2 September 2009).
Note 25 presents a reconciliation of the financial statements prepared under Australian Equivalents to International Financial Reporting Standards to US GAAP. The above paragraphs in the audit report referring to the directors’ responsibility and auditors responsibility are applicable to this additional auditors opinion. It should be noted that we did not carry out additional audit procedures other than auditing note 25. This includes but is not limited to subsequent events procedures. We therefore provide the following opinion.
Auditor’s Opinion
Note 25 presents fairly the reconciliation of the financial statements prepared under Australian Equivalents to International Financial Reporting Standards to US GAAP.
/s/ WHK Horwath Sydney
WHK Horwath Sydney
/s/ Ash Pather
Ash Pather
Dated 3 May 2010.

Caliburn Partnership Pty Limited
ABN 89 086 678 346
INCOME STATEMENT FOR THE YEAR ENDED 30 JUNE 2009
(PRESENTED IN AUSTRALIAN DOLLARS)

		2009	2008
	Note	$	$
Revenue	2	73,484,743	84,734,715
Employee benefits expense		(32,635,387)	(42,226,633)
Depreciation and amortisation expenses	3	(380,246)	(304,536)
Professional services and other fees		(1,087,198)	(981,497)
Client reimbursable expenses		(544,583)	(819,558)
Travelling Expenses		(156,215)	(137,152)
Loss on disposal of investment		(667,321)	(519,163)
Rental Expense	3	(1,633,478)	(1,548,266)
Impairment Expense	3	(990,269)	—
Other expenses		(3,115,875)	(3,675,877)

Profit before income tax		32,274,171	34,522,033
Income tax expense	4	(9,764,549)	(10,353,717)

Profit attributable to members		22,509,622	24,168,316

The accompanying notes form part of these financial statements.

Caliburn Partnership Pty Limited
ABN 89 086 678 346
BALANCE SHEET AS AT 30 JUNE 2009
(PRESENTED IN AUSTRALIAN DOLLARS)

		2009	2008
	Note	$	$
ASSETS
CURRENT ASSETS
Cash and cash equivalents	8	30,489,133	34,333,056
Trade and other receivables	9	3,151,516	12,698,773
Available-for-sale financial assets	10	3,873,942	2,605,803
Other current assets		110,676	357,882

TOTAL CURRENT ASSETS		37,625,267	49,995,514

NON-CURRENT ASSETS
Available-for-sale financial assets	10	1,895,199	3,519,329
Plant and equipment	11	895,690	851,254
Deferred tax asset	13	5,322,230	4,572,785

TOTAL NON-CURRENT ASSETS		8,113,119	8,943,368

TOTAL ASSETS		45,738,386	58,938,882

CURRENT LIABILITIES
Trade and other payables	12	25,093,224	33,574,313
Current tax payable	13	849,140	3,084,432
Short-term provisions	14	591,348	613,993

TOTAL CURRENT LIABILITIES		26,533,712	37,272,738

NON-CURRENT LIABILITIES
Trade and other payables	12	3,573,190	5,255,901
Long-term provisions	14	379,352	258,402

TOTAL NON-CURRENT LIABILITIES		3,952,542	5,514,303

TOTAL LIABILITIES		30,486,254	42,787,041

NET ASSETS		15,252,132	16,151,841

EQUITY
Issued capital	15	205	205
Retained earnings		15,251,927	16,151,636

TOTAL EQUITY		15,252,132	16,151,841

The accompanying notes form part of these financial statements.

Caliburn Partnership Pty Limited
ABN 89 086 678 346
STATEMENT OF CHANGES IN EQUITY FOR YEAR ENDED 30 JUNE 2009
(PRESENTED IN AUSTRALIAN DOLLARS)

		Share Capital	Retained Earnings	Total
	Note	$	$	$
Balance at 1 July 2007		205	12,261,116	12,261,321
Profit attributable to		—	24,168,316	24,168,316
Dividends paid or provided for	7	—	(20,277,796)	(20,277,796)

Balance at 30 June 2008	15	205	16,151,636	16,151,841

Profit attributable to members		—	22,509,622	22,509,622
Dividends paid or provided for	7	—	(23,409,331)	(23,409,331)

Balance at 30 June 2009	15	205	15,251,927	15,252,132

The accompanying notes form part of these financial statements.

Caliburn Partnership Pty Limited
ABN 89 086 678 346
CASH FLOW STATEMENT FOR YEAR ENDED 30 JUNE 2009
(PRESENTED IN AUSTRALIAN DOLLARS)

		2009	2008
	Note	$	$
CASH FLOW FROM OPERATING ACTIVITIES
Receipts from customers		84,903,526	83,236,507
Payments to suppliers and employees		(56,121,858)	(43,366,077)
Interest received		1,124,352	1,465,688
Income tax paid		(12,749,288)	(14,542,499)

Net cash provided by operating activities	19	17,156,732	26,793,619

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sale of investments		3,461,606	715,667
Purchase of property, plant and equipment		(418,652)	(259,237)
Purchase of investments		(634,278)	1,223,851

Net cash used in investing activities		2,408,676	1,680,281

CASH FLOW FROM FINANCING ACTIVITIES
Dividends paid		(23,409,331)	(20,277,796)

Net cash provided by (used in) financing activities		(23,409,331)	(20,277,796)

Net increase in cash held		(3,843,923)	8,196,104
Cash at beginning of financial year		34,333,056	26,136,952

Cash at end of financial year	8	30,489,133	34,333,056

The accompanying notes form part of these financial statements.

Caliburn Partnership Pty Limited
ABN 89 086 678 346
NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2009
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 1: STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation
The financial report is a general purpose financial report that has been prepared in accordance with Australian Accounting Standards (including Australian Accounting Interpretations) of the Australian Accounting Standards Board and the Corporations Act 2001.
Australian Accounting Standards set out accounting policies that the AASB has concluded would result in a financial report containing relevant and reliable information about transactions, events and conditions. Compliance with Australian Accounting Standards ensures that the financial statements and notes also comply with International Financial Reporting Standards. Material accounting policies adopted in the preparation of this financial report are presented below and have been consistently applied unless otherwise stated.
The financial report covers Caliburn Partnership Pty Limited which is a company limited by shares incorporated and domiciled in Australia.
The financial report has been prepared on an accruals basis and is based on historical costs, modified, where applicable, by the measurement at fair value of selected non-current assets, financial assets and financial liabilities.
a.	Income Tax

The income tax expense (revenue) for the year comprises current income tax expense (income) and deferred tax expense (income).

Current income tax expense charged to the profit or loss is the tax payable on taxable income calculated using applicable income tax rates enacted, or substantially enacted, as at reporting date. Current tax liabilities (assets) are therefore measured at the amounts expected to be paid to (recovered from) the relevant taxation authority.

Deferred income tax expense reflects movements in deferred tax asset and deferred tax liability balances during the year as well as unused tax losses. Current and deferred income tax expense (income) is charged or credited directly to equity instead of the profit or loss when the tax relates to items that are credited or charged directly to equity.

Deferred tax assets and liabilities are ascertained based on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the financial statements. Deferred tax assets also result where amounts have been fully expensed but future tax deductions are available. No deferred income tax will be recognised from the initial recognition of an asset or liability, excluding a business combination, where there is no effect on accounting or taxable profit or loss.

Deferred tax assets and liabilities are calculated at the tax rates that are expected to apply to the period when the asset is realised or the liability is settled, based on tax rates enacted or substantively enacted at reporting date. Their measurement also reflects the manner in which management expects to recover or settle the carrying amount of the related asset or liability.

Deferred tax assets relating to temporary differences and unused tax losses are recognised only to the extent that it is probable that future taxable profit will be available against which the benefits of the deferred tax asset can be utilised.

Where temporary differences exist in relation to investments in subsidiaries, branches, associates, and joint ventures, deferred tax assets and liabilities are not recognised where the timing of the reversal of the temporary difference can be controlled and it is not probable that the reversal will occur in the foreseeable future.

Current tax assets and liabilities are offset where a legally enforceable right of set-off exists and it is intended that net settlement or simultaneous realisation and settlement of the respective asset and liability will occur. Deferred tax assets and liabilities are offset where a legally enforceable right of set-off exists, the deferred tax assets and liabilities relate to income taxes levied by the same taxation authority on either the same taxable entity or different taxable entities where it is intended that net settlement or simultaneous realisation and settlement of the respective asset and liability

Caliburn Partnership Pty Limited
ABN 89 086 678 346
NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2009
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 1: STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES
will occur in future periods in which significant amounts of deferred tax assets or liabilities are expected to be recovered or settled.

b.	Plant and Equipment

Each class of plant and equipment is carried at cost or fair value as indicated less, where applicable, any accumulated depreciation and impairment losses.

Plant and equipment

Plant and equipment are measured on the cost basis less depreciation and impairment losses.

The carrying amount of plant and equipment is reviewed annually by directors to ensure it is not in excess of the recoverable amount from these assets.

Repairs and maintenance are charged to the income statement during the financial period in which they are incurred.

Depreciation

The depreciable amount of all fixed assets is depreciated on a straight-line basis over the asset’s useful life to the company commencing from the time the asset is held ready for use. Leasehold improvements are depreciated over the shorter of either the unexpired period of the lease or the estimated useful lives of the improvements.

The depreciation rates used for each class of depreciable assets are:

Class of Fixed Asset	Depreciation Rate
Plant and equipment	7.5 – 66.66%
Leasehold improvements	20%
The assets’ residual values and useful lives are reviewed, and adjusted if appropriate, at each balance sheet date.

An asset’s carrying amount is written down immediately to its recoverable amount if the asset’s carrying amount is greater than its estimated recoverable amount.

Gains and losses on disposals are determined by comparing proceeds with the carrying amount. These gains or losses are included in the income statement. When revalued assets are sold, amounts included in the revaluation reserve relating to that asset are transferred to retained earnings.

c.	Financial Instruments

Initial recognition and measurement

Financial assets and financial liabilities are recognised when the entity becomes a party to the contractual provisions to the instrument. For financial assets, this is equivalent to the date that the company commits itself to either purchase or sell the asset (ie trade date accounting is adopted).

Financial instruments are initially measured at fair value plus transaction costs, except where the instrument is classified ‘at fair value through profit or loss’ in which case transaction costs are expensed to profit or loss immediately.

Classification and subsequent measurement

Finance instruments are subsequently measured at either fair value, amortised cost using the effective interest rate method or cost.

Fair value represents the amount for which an asset could be exchanged or a liability settled, between knowledgeable, willing parties. Where available, quoted prices in an active market are used to determine fair value. In other circumstances, valuation techniques are adopted.

Amortised cost is calculated as: (i) the amount at which the financial asset or financial liability is measured at initial recognition; (ii) less principal repayments; (iii) plus or minus the cumulative amortisation of the difference, if any, between the amount initially recognised and the maturity amount calculated using the effective interest method; and (iv) less any reduction for impairment.

Caliburn Partnership Pty Limited
ABN 89 086 678 346
NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2009
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 1: STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES
(i)	Loans and receivables

Loans and receivables are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market and are subsequently measured at amortised cost.

(ii)	Available-for-sale financial assets

Available-for-sale financial assets are non-derivative financial assets that are either not capable of being classified into other categories of financial assets due to their nature or they are designated as such by management. They comprise investments in the equity of other entities where there is neither a fixed maturity nor fixed or determinable payments.

(iii)	Financial liabilities

Non-derivative financial liabilities (excluding financial guarantees) are subsequently measured at amortised cost.
Fair value

Fair value is determined based on current bid prices for all quoted investments. Valuation techniques are applied to determine the fair value for all unlisted securities, including recent arm’s length transactions, reference to similar instruments and option pricing models.

Impairment

At each reporting date, the company assesses whether there is objective evidence that a financial instrument has been impaired. In the case of available-for-sale financial instruments, a prolonged decline in the value of the instrument is considered to determine whether an impairment has arisen. Impairment losses are recognised in the income statement.

Derecognition

Financial assets are derecognised where the contractual rights to receipt of cash flows expire or the asset is transferred to another party whereby the entity no longer has any significant continuing involvement in the risks and benefits associated with the asset. Financial liabilities are derecognised where the related obligations are either discharged, cancelled or expire. The difference between the carrying value of the financial liability extinguished or transferred to another party and the fair value of consideration paid, including the transfer of non-cash assets or liabilities assumed, is recognised in profit or loss.

d.	Impairment of Assets

At each reporting date, the company reviews the carrying values of its tangible and intangible assets to determine whether there is any indication that those assets have been impaired. If such an indication exists, the recoverable amount of the asset, being the higher of the asset’s fair value less costs to sell and value in use, is compared to the asset’s carrying value. Any excess of the asset’s carrying value over its recoverable amount is expensed to the income statement.

e.	Employee Benefits

Provision is made for the company’s liability for employee benefits arising from services rendered by employees to balance date. Employee benefits that are expected to be settled within one year have been measured at the amounts expected to be paid when the liability is settled. Employee benefits payable later than one year have been measured at the present value of the estimated future cash outflows to be made for those benefits. Those cashflows are discounted using market yields on national government bonds with terms to maturity that match the expected timing of cashflows.

Caliburn Partnership Pty Limited
ABN 89 086 678 346
NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2009
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 1: STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES
f.	Provisions

Provisions are recognised when the company has a legal or constructive obligation, as a result of past events, for which it is probable that an outflow of economic benefits will result and that outflow can be reliably measured.

Provisions are measured using the best estimate of the amounts required to settle the obligation at balance date.

g.	Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, deposits held at call with banks and other short-term highly liquid investments with original maturities of three months or less.

h.	Revenue and Other Income

Interest revenue is recognised on a proportional basis taking into account the interest rates applicable to the financial assets.

Revenue from the rendering of a service is recognised upon the delivery of the service to the customers.

All revenue is stated net of the amount of goods and services tax (GST).

i.	Goods and Services Tax (GST)

Revenues, expenses and assets are recognised net of the amount of GST, except where the amount of GST incurred is not recoverable from the Tax Office. In these circumstances, the GST is recognised as part of the cost of acquisition of the asset or as part of an item of the expense. Receivables and payables in the balance sheet are shown inclusive of GST.

Cash flows are presented in the cash flow statement on a gross basis, except for the GST component of investing and financing activities, which are disclosed as operating cash flows.

j.	Leases

Leases of fixed assets where substantially all the risks and benefits incidental to the ownership of the asset, but not the legal ownership that are transferred to entities in the economic entity are classified as finance leases.

Leased assets are depreciated on a straight-line basis over the shorter of their estimated useful lives or the lease term.

Lease payments for operating leases, where substantially all the risks and benefits remain with the lessor, are charged as expenses in the periods in which they are incurred.

Lease incentives under operating leases are recognised as a liability and amortised on a straight-line basis over the life of the lease term.

k.	Comparative Figures

When required by Accounting Standards, comparative figures have been adjusted to conform to changes in presentation for the current financial year.

l.	Critical Accounting Estimates and Judgments

The directors evaluate estimates and judgments incorporated into the financial report based on historical knowledge and best available current information. Estimates assume a reasonable expectation of future events and are based on current trends and economic data, obtained both externally and within the company.

Caliburn Partnership Pty Limited
ABN 89 086 678 346
NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2009
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 1: STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES
Key estimates
(i)	Impairment

The company assesses impairment at each reporting date by evaluation of conditions and events specific to the group that may be indicative of impairment triggers. Recoverable amounts of relevant assets are reassessed using value-in-use calculations which incorporate various key assumptions.
Key judgments
(i)	Provision for impairment of receivables

The directors assessed the recoverability of receivables and provision for impairment of receivables of $148,774 has been made at 30 June 2009. The directors believe the remaining receivables are recoverable.

The financial report was authorised for issue on 28 August 2009 by the board of directors
NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2009
NOTE 2: REVENUE AND OTHER INCOME

	2009	2008
	$	$
Sales revenue:
— sale of goods	68,263,259	80,959,456
— Interest received	1,124,352	1,465,688
— Expenses reimbursed	585,134	813,766
— Miscellaneous income	3,501,073	1,495,805
— Foreign exchange gain	10,925	—

Total revenue	73,484,743	84,734,715

NOTE 3: EXPENSES

	2009	2008
	$	$
Profit before income tax includes the following specific expenses:
Depreciation and Amortisation
— Depreciation	374,219	298,001
— Amortisation	6,027	6,535

	380,246	304,536

— Rental Expense	1,633,478	1,548,266
— Doubtful Debt Expense	420,377	—
— Impairment Expense	990,269	—

Caliburn Partnership Pty Limited
ABN 89 086 678 346
NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2009
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 4: INCOME TAX EXPENSE

		2009	2008
		$	$
a.	The components of Tax Expense comprise:
	Current Tax	10,091,250	11,820,208
	Deferred Tax	(749,445)	(1,507,212)
	Under Provision in Respect of Prior Year	422,744	40,721

		9,764,549	10,353,717

b.	The prima facie tax on profit from ordinary activities before income tax is reconciled to the income tax as follows:
	Prima facie tax payable on profit from ordinary activities before income tax at 30% (2008: 30%)	9,682,251	10,356,610

	Add:
	Tax effect of:
	— non-deductable items	(340,446)	(43,614)

	Less:
	Tax effect of:
	— Under/(Over) provision in prior year	422,744	40,721

	Income tax attributable to entity	9,764,549	10,353,717

Caliburn Partnership Pty Limited
ABN 89 086 678 346

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2009
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 5: KEY MANAGEMENT PERSONNEL COMPENSATION

Key management personnel of Caliburn Partnership Pty Limited being:
Peter Hunt
Simon Mordant
Ron Malek
Richard Phillips
Roger Feletto
Jamie Garis — Appointment date 1 July 2008

	Salaries &
	Fees	Superannuation	Total
2009
Total compensation	24,265,167	211,076	24,476,243

2008
Total compensation	21,855,467	154,317	22,009,784

NOTE 6: AUDITORS’ REMUNERATION

	2009	2008
	$	$
Remuneration of the auditor of the parent entity for:
— auditing or reviewing the financial report	36,500	35,000
— provision for taxation services and assistance with accounting service	130,586	92,218

	167,086	127,218

NOTE 7: DIVIDENDS

	2009	2008
	$	$
Distributions paid:
Final fully franked dividend paid to ordinary share and “C” class shares for the 2008 financial year	15,836,143	12,071,658

Interim fully franked dividend paid to ordinary share and “C” class shares for the 2009 financial year	7,573,189	8,206,138

	23,409,332	20,277,796

Balance of franking account at year-end adjusted for franking credits arising from:
— payment of provision for income tax and
— dividends recognised as receivables, and franking debits arising from payment of proposed dividends, and franking credits that may be prevented from distribution in subsequent financial years	10,478,734	9,829,783

Caliburn Partnership Pty Limited
ABN 89 086 678 346

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2009
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 8: CASH AND CASH EQUIVALENTS

	2009	2008
	$	$
CURRENT
Cash at bank and in hand	30,484,381	34,329,657
Foreign currency petty cash	4,752	3,399

	30,489,133	34,333,056

The effective interest rate on short-term bank deposits was 3.00% (2008: 7.72%); these deposits have an average maturity of 90 days.
The company’s exposure to interest rate risk is discussed in Note 22.
NOTE 9: TRADE AND OTHER RECEIVABLES

	2009	2008
	$	$
CURRENT
Trade receivables	3,160,972	12,109,636
Provision for Impairment of receivables (note 9a)	(148,774)	—

	3,012,198	12,109,636
Other receivables	139,318	314,861
Loans to directors — related parties	—	274,276

Total current trade and other receivables	3,151,516	12,698,773

(a) Impaired trade receivables
As at 30 June 2009, the directors provided provision for impairment of $148,774 (2008 : Nil) for impaired receivables. There were no other impaired receivables at 30 June 2009.
The aging of these receivables is as follows:

	2009	2008
	$	$
30 days	1,155,010	10,642,262
31 to 60 days	1,551,438	778,788
61 days or more	454,524	688,586

	3,160,972	12,109,636

Other than the amount provided for, all trade receivables outstanding for more than 31 days were received post balance date.
(b) Fair value and credit risks
Due to the short term nature of these receivables, their carrying amount is assumed to approximate their fair value
The maximum exposure to credit risk at the reporting date is the carrying amount of each class of receivables mentioned above. Refer to note 22 for more information on the risk management policy of the company and the credit quality of its trade receivables.

Caliburn Partnership Pty Limited
ABN 89 086 678 346
NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2009
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 10: AVAILABLE-FOR-SALE FINANCIAL ASSETS

	2009	2008
	$	$
CURRENT
Units in Unit Trust	3,873,942	2,605,803

NON-CURRENT
Units in Unit Trust	1,895,199	3,519,329

NOTE 11: PLANT AND EQUIPMENT

	2009	2008
	$	$
PLANT AND EQUIPMENT
Plant and equipment:
At cost	1,462,255	1,114,668
Accumulated depreciation	(912,570)	(699,658)

	549,685	415,010

Leasehold improvements
At Cost	1,802,314	1,731,246
Accumulated depreciation	(1,456,309)	(1,295,002)

	346,005	436,244

Total plant and equipment	895,690	851,254

	Plant and	Leasehold
	Equipment	Improvement	Total
	$	$	$
a. Movements in carrying amounts
Movement in the carrying amounts for each class of property, plant and equipment between the beginning and the end of the current financial year.
Balance at 1 July 2008	415,009	436,245	851,254
Additions	347,587	71,068	418,655
Depreciation expense	(212,911)	(161,308)	(374,219)

Carrying amount at 30 June 2009	549,685	346,005	895,690

Caliburn Partnership Pty Limited
ABN 89 086 678 346
NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2009
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 12: TRADE AND OTHER PAYABLES

	2009	2008
	$	$
CURRENT
Unsecured liabilities:
Trade payables	668,321	550,655
Sundry payables and accrued expenses	354,921	269,758
Bonus payable	15,260,572	23,853,651
Retained bonus payable	7,297,542	6,127,410
Payroll tax payable	1,301,749	1,864,604
GST payable – net	210,119	908,235

	25,093,224	33,574,313

NON-CURRENT
Long term Incentive Plan	3,573,190	5,255,901

	3,573,190	5,255,901

The long term incentive plan is an equity scheme for all staff members who have worked for Caliburn Partnership Pty Limited full time for at least two years prior to the date of grant and whose performance is judged by Caliburn Partnership Pty Limited to have been of a high standard. They are not entitled to receive their interests when they terminate.
NOTE 13: TAXATION

CURRENT
Current tax payable	849,140	3,084,432

NON-CURRENT
Deferred tax assets	5,322,230	4,572,785

The deferred tax asset — Net balance comprises temporary differences attributable to:
Provision for Doubtful Debt	44,632	—
Bonus payable, retained bonus and long term incentive plan	4,432,846	4,044,196
Provision and Accrual — Payroll tax payable	532,095	401,978
Other	331,071	155,749

Total Deferred tax assets	5,340,644	4,601,923

Set-off with Deferred Tax Liabilities
Interest receivables	(18,414)	(29,138)

Net Deferred Tax Assets	5,322,230	4,572,785

Caliburn Partnership Pty Limited
ABN 89 086 678 346
NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2009
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 13: TAXATION Continued
Movement in deferred tax balance

	2009	2008
	$	$
At 1 July 2008	4,572,785	3,065,573
(Charged)/Credited to income statement	749,445	1,507,212

As at 30 June 2009	5,322,230	4,572,785

NOTE 14: PROVISIONS

	2009	2008
	$	$
Current
Provision for Annual leave	591,348	613,993

	591,348	613,993

Non-Current
Provision for Long service leave	379,352	258,402

	379,352	258,402

NOTE 15: ISSUED CAPITAL

	2009	2008
	$	$
180,000 (2008: 180,000) fully paid ordinary shares	2	2
3 Fully paid “B” class shares	3	3
20,000 Fully paid “C” class shares	200	200

	205	205

There has been no movement in issued capital in the past year.
a.	Ordinary Shares

The right to proceeds on winding up of the company in proportion to the number of shares held.

The right to participate in dividends.

The right to one vote.

b.	“B” Class Redeemable Preference Shares

The right to repayment of the amount paid in winding up of the company or on a reduction of capital.

A non-cumulative right to the payment of the “B” Class dividend amount.

No voting rights other than in respect of resolutions affecting the rights of “B” Class.

Redeemable Preference Shares as required by the Corporations Act 2001.

Caliburn Partnership Pty Limited
ABN 89 086 678 346
NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2009
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 15: ISSUED CAPITAL (CONT’D)
c.	“C” Class Shares

The right to repayment in priority to all other shares of the amount paid on the “C” Class Convertible Redeemable Preference Share in a winding up of the company or on reduction of capital.

No voting rights other than in respect of resolutions affecting the rights of “C” Class Convertible Redeemable Preference Shares as required by the Corporations Act 2001.

The same right as the holder of ordinary shares to dividends as an ordinary share.

Capital risk management

The company’s objectives when managing capital are to safeguard their ability to continue as a going concern, so that they can continue to provide returns for shareholders and benefits for other stakeholders and to maintain an optimal capital structure to reduce the cost of capital.

In order to maintain or adjust the capital structure, the company may adjust the amount of dividends paid to shareholders, return capital to shareholders, issue new shares or sell assets to reduce debt.

		2009	2008
	Note	$	$
Total borrowings
Trade and other payables	12	28,666,414	38,830,214
Less cash and cash equivalents	8	(30,489,133)	(34,333,056)

Net debt		(1,822,719)	4,497,158
Total equity		15,252,132	16,151,636

Total capital		13,429,413	20,648,794

Gearing ratio		—	22%
NOTE 16: CAPITAL AND LEASING COMMITMENTS

	2009	2008
a. Operating Lease Commitments
Non-cancellable operating leases contracted for but not capitalised in the financial statements
Payable — minimum lease payments
— Not later than 12 months	1,506,016	1,450,520
— between 12 months and five years	4,358,298	5,864,314

	5,864,314	7,314,834

b.	Capital Commitments

There were no capital commitments as at the reporting date.
NOTE 17: CONTINGENT LIABILITIES AND CONTINGENT ASSETS
There were no contingent liabilities and assets as at the reporting date.

Caliburn Partnership Pty Limited
ABN 89 086 678 346
NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2009
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 18: SEGMENT REPORTING
The economic operates predominantly in one business of providing corporate and strategic advice in Australia.
NOTE 19: CASH FLOW INFORMATION

	2009	2008
	$	$
a. Reconciliation of cash flow from operations with profit after income tax
Profit after income tax	22,509,622	24,168,315
Non-cash flows in profit:
— Depreciation and amortisation expense	380,246	304,536
— Impairment expense	990,269	—
— Other items	(3,461,608)	(715,668)

Changes in assets and liabilities, net of the effects of purchase and disposal of subsidiaries:
— increase in trade and term debtors	9,547,257	(6,736,037)
— decrease in other receivables	241,180	(278,671)
— increase in provision for employee entitlements	98,305	258,760
— increase/(decrease) in payables	(10,163,802)	13,981,164
— increase/(decrease) in income taxes payable	(2,235,292)	(2,681,568)
— (Increase)/decrease in deferred asset	(749,445)	(1,507,212)

	17,156,732	26,793,619

NOTE 20: EVENTS AFTER THE BALANCE SHEET DATE
There have been no events subsequent to reporting date, which would have a material effect on the information contained in the financial report.
NOTE 21: RELATED PARTY TRANSACTIONS
Transactions between related parties are on normal commercial terms and conditions no more favourable than those available to other parties unless otherwise stated. Related party transactions are disclosed in the other notes in this report.

Caliburn Partnership Pty Limited
ABN 89 086 678 346
NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2009
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 22: FINANCIAL RISK MANAGEMENT
The company’s financial instruments consist mainly of deposits with banks, local money market instruments, short-term investments, accounts receivable and payable.
a.	Financial Risk Management Policies
The main risks the group is exposed to through its financial instruments are interest rate risk, liquidity risk and credit risk.
Interest rate risk

The Company has limited interest rate risk as there are no interest bearing loans at reporting date.

Liquidity Risk

The Company manages liquidity risk by monitoring forecast cash flows.

Credit Risk

The maximum exposure to credit risk, excluding the value of any collateral or other security, at balance date to recognised financial assets, is the carrying amount, net of any provisions for impairment of those assets, as disclosed in the balance sheet and notes to the financial statements. The Company does not have any material credit risk exposure to any single receivable or company of receivables under financial instruments entered into by the company.

Foreign Exchange Risk

The Company is not directly exposed to currency risk as it does not have assets or liabilities denominated in foreign currencies.

b.	Financial Instruments
i. Interest rate risk
The company’s exposure to interest rate risk , which is the risk that a financial instruments value will fluctuate as a result of changes in market rates and the effective weighted average interest rates on classes of financial assets and financial liabilities, is as follows:

	Weighted Average
	Interest Rate		Floating Interest Rate		Non Interest Bearing		Total
	2009	2008	2009	2008	2009	2008	2009	2008
	$	$	$	$	$	$	$	$
Financial Assets
Cash and Cash Equivalents	3.00	7.72	30,489,133	34,333,056	—	—	30,489,133	34,333,056
Receivables	—	—	—	—	3,151,516	12,698,773	3,151,516	12,698,773
Other Financial Assets	—	—	—	—	5,769,141	6,125,132	5,769,141	6,125,132

Total Financial Assets			30,489,133	34,333,056	8,920,657	18,823,905	39,409,790	53,156,961

Financial Liabilities
Payables			—	—	28,666,414	38,830,214	28,666,414	38,830,214

Total Financial Liabilities			—	—	28,666,414	38,830,214	28,666,414	38,830,214

Caliburn Partnership Pty Limited
ABN 89 086 678 346
NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2009
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 22 FINANCIAL RISK MANAGEMENT (CONTINUED)
ii. Liquidity Risk
The table below illustrates the maturity analysis

	Within 1 Year		1 — 5 Years		Total
	2009	2008	2009	2008	2009	2008
	$	$	$	$	$	$
Financial Assets
Cash and cash equivalents	30,489,133	34,333,056	—	—	30,489,133	34,333,056
Receivables	3,151,516	12,698,773	—	—	3,151,516	12,698,773
Other Financial Assets	3,873,942	2,605,803	1,895,199	3,519,329	5,769,141	6,125,132

Total Financial Assets	37,514,591	49,637,632	1,895,199	3,519,329	39,409,790	53,156,961

Financial Liabilities
Payables	25,093,284	33,574,313	3,573,190	5,255,901	28,666,414	38,830,214

Total Financial Liabilities	25,093,284	33,574,313	3,573,190	5,255,901	28,666,414	38,830,214

	2009	2008
Sensitivity analysis	$	$
Sensitivity Analysis — Interest Rate
Change In Profit
— Increase in Interest rate by 1%	306,168	343,331
— Decrease in interest rate by 1%	(306,168)	(343,331)

Sensitivity Analysis — Price Risk
Change In Profit
— Increase in fair value by 10%	(576,914)	(612,513)
— Decrease in fair value by 10%	576,914	612,513
The above sensitivity analysis has been performed on the assumption that all other variables remain unchanged.

d.	Net Fair Values
The net fair value of assets and liabilities approximate their carrying value. No financial assets or financial liabilities are readily traced on organised markets in standardised form. The aggregate net fair values and carrying amounts of financial assets and financial liabilities are disclosed in the balance sheet and in the notes to the financial statements.

Caliburn Partnership Pty Limited
ABN 89 086 678 346
NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2009
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 23: NEW ACCOUNTING STANDARDS FOR APPLICATION IN FUTURE YEARS
The AASB has issued new, revised and amended Standards and Interpretations that have mandatory application dates for future reporting periods and which the company has decided not to early adopt. A discussion of those future requirements and their impact on the company is as follows:
•	AASB 3: Business Combinations, AASB 127: Consolidated and Separate Financial Statements, AASB 2008–3: Amendments to Australian Accounting Standards arising from AASB 3 and AASB 127 [AASB Standards 1, 2, 4, 5, 7, 101, 107, 112, 114, 116, 121, 128, 131, 132, 133, 134, 136, 137, 138 and 139 and Interpretations 9 and 107] (applicable for annual reporting periods commencing from 1 July 2009) and AASB 2008–7: Amendments to Australian Accounting Standards — Cost of an Investment in a Subsidiary, Jointly Controlled Entity or Associate [AASB 1, AASB 118, AASB 121, AASB 127 and AASB 136] (applicable for annual reporting periods commencing from 1 January 2009). These Standards are applicable prospectively and so will only affect relevant transactions occurring from the date of application. In this regard, the impact on the company is not able to be determined. Changes to accounting requirements include:
—	acquisition costs incurred in a business combination will no longer be booked to goodwill but will be expensed unless the cost relates to issuing debt or equity securities;

—	contingent consideration will be measured at fair value at the acquisition date and may only be provisionally accounted for during a period of 12 months after acquisition;

—	a gain or loss of control will require the previous ownership interests to be remeasured to their fair value;

—	there shall be no gain or loss from transactions affecting a parent’s ownership interest of a subsidiary with all transactions required to be accounted for through equity (this will not represent a change to the group’s policy);

—	dividends declared out of pre-acquisition profits will not be deducted from the cost of an investment but will be recognised as income;

—	impairment of investments in subsidiaries, joint ventures and associates shall be considered when a dividend is paid by the respective investee; and

—	where there is in substance no change to group interests, parent entities inserted above existing groups shall measure the cost of its investments at the carrying amount of its share of the equity items shown in the balance sheet of the original parent at the date of reorganisation.
The group will need to determine whether to maintain its present accounting policy of calculating goodwill acquired based on the parent’s share of net assets acquired or change so that goodwill recognised will also reflect that of the non-controlling interest.

•	AASB 8: Operating Segments and AASB 2007–3: Amendments to Australian Accounting Standards arising from AASB 8 [AASB 5, AASB 6, AASB 102, AASB 107, AASB 119, AASB 127, AASB 134, AASB 136, AASB 1023 and AASB 1038] (applicable for annual reporting periods commencing from 1 January 2009). This Standard replaces AASB 114 and requires identification of operating segments on the basis of internal reports that are regularly reviewed by the company’s board for the purposes of decision making. The Directors did not expect this standard to have significant impact to the financial report.

Caliburn Partnership Pty Limited
ABN 89 086 678 346
NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2009
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 23: NEW ACCOUNTING STANDARDS FOR APPLICATION IN FUTURE YEARS (CONTINUED)
•	AASB 101: Presentation of Financial Statements, AASB 2007-8: Amendments to Australian Accounting Standards arising from AASB 101, and AASB 2007–10: Further Amendments to Australian Accounting Standards arising from AASB 101 (all applicable to annual reporting periods commencing from 1 January 2009). The revised AASB 101 and amendments supersede the previous AASB 101 and redefine the composition of financial statements including the inclusion of a statement of comprehensive income. There will be no measurement or recognition impact on the company. If an entity has made a prior period adjustment or reclassification, a third balance sheet as at the beginning of the comparative period will be required.
•	AASB 123: Borrowing Costs and AASB 2007–6: Amendments to Australian Accounting Standards arising from AASB 123 [AASB 1, AASB 101, AASB 107, AASB 111, AASB 116 and AASB 138 and Interpretations 1 and 12] (applicable for annual reporting periods commencing from 1 January 2009). The revised AASB 123 has removed the option to expense all borrowing costs and will therefore require the capitalisation of all borrowing costs directly attributable to the acquisition, construction or production of a qualifying asset. Management has determined that there will be no effect on the company.
•	AASB 2008–1: Amendments to Australian Accounting Standard — Share-based Payments: Vesting Conditions and Cancellations [AASB 2] (applicable for annual reporting periods commencing from 1 January 2009). This amendment to AASB 2 clarifies that vesting conditions consist of service and performance conditions only. Other elements of a share-based payment transaction should therefore be considered for the purposes of determining fair value. Cancellations are also required to be treated in the same manner whether cancelled by the entity or by another party.
•	AASB 2008–2: Amendments to Australian Accounting Standards — Puttable Financial Instruments and Obligations arising on Liquidation [AASB 7, AASB 101, AASB 132 and AASB 139 and Interpretation 2] (applicable for annual reporting periods commencing from 1 January 2009). These amendments introduce an exception to the definition of a financial liability, to classify as equity instruments certain puttable financial instruments and certain other financial instruments that impose an obligation to deliver a pro rata share of net assets only upon liquidation.
•	AASB 2008–5: Amendments to Australian Accounting Standards arising from the Annual Improvements Project (July 2008) and AASB 2008-6: Further Amendments to Australian Accounting Standards arising from the Annual Improvements Project (July 2008) detail numerous non-urgent but necessary changes to Accounting Standards arising from the IASB’s annual improvements project. No changes are expected to materially affect the company.
•	AASB 2008–8: Amendments to Australian Accounting Standards — Eligible Hedged Items [AASB 139] (applicable for annual reporting periods commencing from 1 July 2009). This amendment clarifies how the principles that determine whether a hedged risk or portion of cash flows is eligible for designation as a hedged item should be applied in particular situations and is not expected to materially affect the company.
•	AASB 2008–13: Amendments to Australian Accounting Standards arising from AASB Interpretation 17 — Distributions of Non-cash Assets to Owners [AASB 5 and AASB 110] (applicable for annual reporting periods commencing from 1 July 2009). This amendment requires that non-current assets held for distribution to owners be measured at the lower of carrying value and fair value less costs to distribute.

Caliburn Partnership Pty Limited
ABN 89 086 678 346
NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2009
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 23: NEW ACCOUNTING STANDARDS FOR APPLICATION IN FUTURE YEARS (CONTINUED)
•	AASB Interpretation 15: Agreements for the Construction of Real Estate (applicable for annual reporting periods commencing from 1 January 2009). Under the Interpretation, agreements for the construction of real estate shall be accounted for in accordance with AASB 111 where the agreement meets the definition of ‘construction contract’ per AASB 111 and when the significant risks and rewards of ownership of the work in progress transfer to the buyer continuously as construction progresses. Where the recognition requirements in relation to construction are satisfied but the agreement does not meet the definition of ‘construction contract’, revenue is to be accounted for in accordance with AASB 118. Management does not believe that this will represent a change of policy to the company.
•	AASB Interpretation 16: Hedges of a Net Investment in a Foreign Operation (applicable for annual reporting periods commencing from 1 October 2008). Interpretation 16 applies to entities that hedge foreign currency risk arising from net investments in foreign operations and that want to adopt hedge accounting. The Interpretation provides clarifying guidance on several issues in accounting for the hedge of a net investment in a foreign operation and is not expected to impact the company.
•	AASB Interpretation 17: Distributions of Non-cash Assets to Owners (applicable for annual reporting periods commencing from 1 July 2009). This guidance applies prospectively only and clarifies that non-cash dividends payable should be measured at the fair value of the net assets to be distributed, where the difference between the fair value and carrying value of the assets is recognised in profit or loss.
The company does not anticipate early adoption of any of the above reporting requirements and does not expect them to have any material effect on the company’s financial statements.
NOTE 24: COMPANY DETAILS
The registered office of the company is:
C\- WHK Horwath

Level 15, 309 Kent Street

SYDNEY NSW 2000
The principal place of business is:
Level 34, The Chifley Tower

2 Chifley Square

SYDNEY NSW 2000

Caliburn Partnership Pty Limited
ABN 89 086 678 346
NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2009
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 25: RECONCILIATION TO US GAAP
The US GAAP reconciliation of the financial statements, being the income statement, balance sheet and statement of changes in equity, for the year ended 30 June 2009 is presented below.
Income Statement
For the year ended 30 June 2009

		US GAAP
	AIFRS	Adjustments	US GAAP

Revenue	73,484,743	—	73,484,743

Employee benefits expense (25 (b))	(32,635,387)	(2,262,543)	(34,897,930)
Depreciation and amortisation expenses	(380,246)	—	(380,246)
Professional services and other fees	(1,087,198)	—	(1,087,198)
Client reimbursable expenses	(544,583)	—	(544,583)
Travelling expenses	(156,215)	—	(156,215)
Loss on disposal of investment	(667,321)	—	(667,321)
Rental expense	(1,633,478)	—	(1,633,478)
Impairment expense	(990,269)	—	(990,269)
Other expenses	(3,115,875)	—	(3,115,875)

Profit before income tax	32,274,171	(2,262,543)	30,011,628
Income tax expense (25 (b))	(9,764,549)	678,763	(9,085,786)

Profit attributable to members	22,509,622	(1,583,780)	20,925,842

Caliburn Partnership Pty Limited
ABN 89 086 678 346
NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2009
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 25: RECONCILIATION TO THE US GAAP (CONTINUED)
Balance Sheet
As at 30 June 2009

		US GAAP
	AIFRS	Adjustments	US GAAP

Assets:
Current Assets
Cash and cash equivalents	30,489,133	—	30,489,133
Trade and other receivables	3,151,516	—	3,151,516
Available-for-sale financial assets	3,873,942	—	3,873,942
Deferred tax asset (25 (a))	—	1,763,931	1,763,931
Other current assets	110,676	—	110,676

Total current assets	37,625,267	1,763,931	39,389,198

Non-Current Assets
Available-for-sale financial assets	1,895,199	—	1,895,199
Deferred compensation expense (25(b ))	—	1,900,043	1,900,043
Plant and equipment	895,690	—	895,690
Deferred tax asset (25 (a), (b))	5,322,230	(2,333,944)	2,988,286

Total non-current assets	8,113,119	(433,901)	7,679,218

Total assets	45,738,386	1,330,030	47,068,416

Liabilities:
Current Liabilities
Trade and other payables	25,093,224	—	25,093,224
Current tax payable	849,140	—	849,140
Short-term provisions	591,348	—	591,348

Total current liabilities	26,533,712	—	26,533,712

Non-Current Liabilities
Trade and other payables	3,573,190	—	3,573,190
Long-term provisions	379,352	—	379,352

Total non-current liabilities	3,952,542	—	3,952,542

Total liabilities	30,486,254	—	30,486,254

Net Assets	15,252,132	1,330,030	16,582,162

Equity
Issued capital	205	—	205
Retained earnings (25(a), (b))	15,251,927	1,330,030	16,581,957

Total equity	15,252,132	1,330,030	16,582,162

Statement of Changes in Equity
For the year ended 30 June 2009

	AIFRS
	Share	Retained		US GAAP
	Capital	Earnings	Total	Adjustments	US GAAP

Balance at July 1, 2008	205	16,151,636	16,151,841	2,913,810	19,065,651
Profit attributable to members	—	22,509,622	22,509,622	(1,583,780)	20,925,842
Dividends paid of provided for	—	(23,409,331)	(23,409,331)	—	(23,409,331)

Balance at June 30, 2009	205	15,251,927	15,252,132	1,330,030	16,582,162

Caliburn Partnership Pty Limited
ABN 89 086 678 346
NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2009
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 25: RECONCILIATION TO THE US GAAP (CONTINUED)
Explanatory note to the reconciliation
(a)	Under AIFRS deferred tax balances are classified as non current assets. US GAAP requires the deferred tax asset to be classified between current and non current assets by determining the nature of the items that comprise the asset. The components of the deferred tax asset have been assessed on this basis with an adjustment of $1,763,931 being made to current deferred tax assets.
(b)	Long term deferred compensation balances were fully expensed under AIFRS. The deferred compensation represents an entitlement that has a requisite period of six years. Under US GAAP the deferred compensation has been adjusted to the extent that the amounts expensed at 30 June 2009 are reflective of the vesting period. The following adjustments were relevant:
(i)	$1,900,043 represents the deferred compensation assets balance as at 30 June 2009. This balance is the net of adjustments relating to opening balances (periods prior to 1 July 2008) and amounts being expensed to the statement of income for the current period.
(ii)	$2,262,543 represents the portion of deferred compensation that was adjusted under b(i) that is required to be released under US GAAP during the period 1 July 2008 to 30 June 2009. Under US GAAP this amount is released from the deferred compensation asset to employee benefits expense.
(iii)	$678,763 represents the adjustment to income tax expense as a result of the adjustment to the employee benefits expense.
(iv)	$570,013 represents the adjustment to deferred tax assets as a result of the recognition of deferred compensation assets.

Caliburn Partnership Pty Limited
ABN 89 086 678 346
DIRECTORS’ DECLARATION
The directors of the company declare that:
1.	The financial statements and notes, as set out on pages 3 to 24, are in accordance with the Corporations Act 2001 and:
a.	comply with Accounting Standards; and

b.	give a true and fair view of the financial position as at 30 June 2009 and of the performance for the year ended on that date of the company.
2.	In the directors’ opinion there are reasonable grounds to believe that the company will be able to pay its debts as and when they become due and payable.
This declaration is made in accordance with a resolution of the Board of Directors.

P J Hunt	S D Mordant
Dated this 2nd day of September 2009.
Declaration Relating to Note 25
Without amendment to the declaration made above, the directors advise that note 25, as set out on pages 25 to 27 has been added to this financial report subsequent to its original execution (on 2 September 2009).
Note 25 presents a reconciliation of the financial statements prepared under Australian Equivalents to International Financial Reporting Standards to US GAAP. The directors make the following declaration in regards to the inclusion of note 25:
1.	The reconciliation to US GAAP is in accordance with US GAAP.
2.	This additional declaration relates to note 25 only. No other matters, subsequent events, contingencies, amendments or the like have been considered or been revised in this financial report.
This declaration is made in accordance with a resolution of the Board of Directors.
Ron Malek
Director
Dated 3 May 2010.